Exhibit 99.1

Comerica Incorporated Barclays Capital Global Financial Services Conference September 15-16, 2009 Ralph Babb Chief Executive Officer Beth Acton Chief Financial Officer Dale Greene Chief Credit Officer

Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are further economic downturns, changes in the pace of an economic recovery and related changes in employment levels, changes in real estate values, fuel prices, energy costs or other events that could affect customer income levels or general economic conditions, changes related to the headquarters relocation or to its underlying assumptions, the effects of recently enacted legislation, such as the Emergency Economic Stabilization Act of 2008 and the American Recovery and Reinvestment Act of 2009, and actions taken by the U.S. Department of Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, the interdependence of financial service companies and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: A Brief Overview Among the top 25 U.S. bank holding companies Largest bank with corporate headquarters in Texas $64 billion in assets as of June 30, 2009 Founded 160 years ago Major markets include: Continued investments in growth markets Strong capital position California Arizona Florida Michigan Texas At June 30, 2009

Comerica Key Differentiators Relationships are Priority One Focused on growing and maintaining long-term relationships Relationship Managers known for ingenuity, flexibility and responsiveness Business Bank Focus Emphasis on having a clear understanding of our customers and their banking needs Natural entry point to cross-sell other services Credit management Consistent credit standards Exposure limits Relationship banking strategy: originate and hold Size Wide array of products and services Community bank feel Conservative investment strategy MBS1 investment portfolio (AAA-rated and liquid) No off-balance sheet structures Deposit focus Average noninterest-bearing deposits grew $1 billion in 2Q09 New and enhanced products Controlling expenses and headcount carefully Quality of capital is solid Main Street Bank 1MBS: Mortgage-backed security

Our Core Businesses Business Bank Wide spectrum of credit and non-credit financial products, cash management and international trade services Retail Bank Personalized financial products & services to consumers and small businesses Wealth & Institutional Management Serves the needs of affluent clients, foundations, organizations and corporations 2009 YTD Revenue By Business Segment1 1As of June 30, 2009: YTD revenues of $1.348 billion from continuing operations (FTE) excluding Finance & Other Businesses W&IM $219MM 16% Retail Bank $346MM 26% Business Bank $783MM 58%

Where We Operate 1Source: The U.S. Census Bureau 2As of June 30, 2009: YTD revenues of $1.348 billion from continuing operations (FTE) excluding Finance & Other Businesses; Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Exporting our 160 year relationship banking expertise to high growth markets Operate in seven of the eleven largest U.S. cities1 California, Arizona, Texas and Florida to account for over one-half of U.S. population growth between 2000 and 20301 Geographic footprint diversifies earnings mix 2009 YTD Revenue By Market Segment2 Florida $28MM 2% Int'l $47MM 3% Other Markets $105MM 8% Texas $185MM 14% Western $368MM 27% Midwest $615MM 46%

Diverse Loan Portfolio 1Specialty Businesses includes: Entertainment, Energy, Financial Services Division, Leasing, Technology and Life Sciences, and Mortgage Banker Finance Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Average 2Q09: $47.6 billion Other Markets $4.2B 9% Int'l $2.0B 4% Florida $1.8B 4% Midwest $17.4B 36% Western $14.7B 31% Texas $7.5B 16% Global Corp Banking $6.4B 14% Commercial Real Estate $6.2B 13% Middle Market $14.7B 31% Nat'l Dealer Services $3.6B 8% Specialty Businesses 1 $5.8B 12% Personal Banking $2.1B 4% Small Business Banking $4.0B 8% Private Banking $4.8B 10%

Loan Growth Post-Recession Comerica Commercial and Consumer Lending Activity New commitments: 4Q08: $1.9 Billion 1Q09: $1.4 Billion 2Q09: $1.6 Billion Renewed commitments: 4Q08: $7.5 Billion 1Q09: $4.2 Billion 2Q09: $8.6 Billion Recessionary periods noted by gray shaded areas C&I Loans, All U.S. Commercial Banks Deflated by the CPI -20% -10% 0% 10% 20% 30% Jan-48 Jan-53 Jan-58 Jan-63 Jan-68 Jan-73 Jan-78 Jan-83 Jan-88 Jan-93 Jan-98 Jan-03 Jan-08 Trailing 12-Mo. % Change

Loans Net Interest Margin Expansion Expanded to 340 bps 228 bps Net interest margin expansion in 2Q09: + Loan spread improvement + Deposit rate reductions + Higher-cost time deposits matured + Noninterest-bearing deposit growth Asset sensitive balance sheet: Approximately 80% of loans have a floating rate and reprice quickly Deposit rate changes lag • Benefits in rising rate environment • Deposits Rates are quarterly average; Loan graph is illustrative as 1-month LIBOR is one of many rate bases that governs loan pricing 5.98% 4.87% 4.91% 4.76% 3.70% 3.77% 0.37% 2.63% 0.46% 2.11% 2.59% 3.31% 0% 1% 2% 3% 4% 5% 6% 7% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 Total Loans Yield 1-mo LIBOR 3.18% 2.65% 1.86% 1.70% 1.78% 1.26% 1.41% 0.18% 0.18% 0.51% 1.94% 2.09% 0% 1% 2% 3% 4% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 Int Bearing Core Dep Fed Funds

A Leaner, More Efficient Company Headcount Reduced by about 1,000 Positions or 10% of the Workforce (6/30/09 vs. 6/30/08) Headcount Average Assets Average assets in $billions; actual period-end headcount (FTE: Full Time Equivalent) data $48 $51 $54 $57 $60 $63 $66 $69 2003 2004 2005 2006 2007 2008 2Q09 8,500 8,750 9,000 9,250 9,500 9,750 10,000 10,250 10,500 10,750 11,000 11,250 Average Assets Headcount (FTE) Headcount (FTE) Ex New Banking Center Employees

Nonaccrual Loans June 30, 2009: $1,130 million By Line of Business 2Q09 period-end balances in $ millions (MM) 1 Reflects office of origination Nonaccrual loans1: Western 40% Midwest 31% Florida 11% Texas 8% Average write-down to nonaccrual loans: 39% Granularity of commercial nonaccrual loans: 3 101 Over $25MM 717 $1,130 Total 24 336 $10–$25MM 43 296 $5–$10MM 647 $397 Under $5MM # of Relationships Outstanding Commercial Real Estate $619MM 55% Middle Market $228MM 20% Small Business Banking $118MM 10% Global Corp Banking $77MM 7% Other Business Lines $88MM 8%

Nonperforming Asset Comparison 2Q09 NPAs as % of Total Loans and Other Real Estate Second Quarter 2009 vs First Quarter 2009 Nonperforming Asset Growth Total Comerica: 2.63% Peer Group Average: 4.34% At June 30, 2009 Source: SNL Financial Comerica: 14.6% Peer Group Average: 22.3% 0% 2% 4% 6% MTB CMA PNC USB BBT KEY ZION RF FITB HBAN STI MI 0% 15% 30% 45% 60% MTB HBAN CMA USB ZION FITB STI BBT MI KEY PNC RF

Net Loan Charge-offs by Market and Line of Business 2Q09: $248 million $ in millions 1 Specialty Businesses includes: Entertainment, Energy, Leasing, Technology and Life Sciences, and Financial Services Division Middle Market $52MM Global Corp Banking $17MM Specialty Businesses 1 $34MM Small Business Banking $23MM WIM $8MM Personal Banking $6MM CRE Line of Business $108MM Other/Int'l $45MM 18% Texas $11MM 4% Florida $23MM 9% Western $70MM 28% Midwest, $99MM 41%

Net Charge-Off History Represents annualized quarterly figures Source: SNL Financial *CRE: Commercial Real Estate Peer Group: BBT, FITB, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, ZIONS Net Charge-Offs to Average Total Loans 0.51% 0.73% 0.52% 0.66% 0.76% 1.35% 0.50% 0.38% 0.38% 0.35% 1.25% 1.18% 2.86% 1.88% 2.60% 0.85% 0.90% 2.08% 1.27% 1.04% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2Q08 3Q08 4Q08 1Q09 2Q09 CMA CRE* CMA Non-CRE* Peer Group Average

Commercial Real Estate Loan Portfolio 2Q09: $14.8 billion 2Q09 averages in $billions 1 Included in Commercial Real Estate line of business Commercial Real Estate line of business: Nonaccrual loans of $619MM Loans over $2mm transferred to nonaccrual totaled $204MM Net loan charge-offs of $108MM Commercial Mortgages1 $1.7B 11% Real Estate Construction1 $3.7B 25% Primarily Owner-Occupied Commercial Mortgages $9.4B 64%

Commercial Real Estate Line of Business June 30, 2009 Loan Outstandings: $5.2 billion1 By Project Type By Location of Property Period-end balances in $billions 1 Excludes $0.9B in Commercial Real Estate line of business loans not secured by real estate Multi-use $0.5B 9% Office $0.5B 10% Comml/Other $0.3B 5% Multi-family $1.1B 21% Retail $1.0B 20% Single Family $0.8B 16% Land Development $0.4B 8% Land Carry $0.6B 11% Other Markets $0.6B 11% Florida $0.6B 12% Western $2.1B 40% Michigan $0.7B 14% Texas $1.2B 23%

Residential Real Estate Development Period-end balances in $millions 1 Excludes Commercial Real Estate line of business loans not secured by real estate Reduced Residential Real Estate Development exposure by $847MM since 6/08 Geographic breakdown: Western 49% Texas 15% Florida 15% Michigan 12% Other 8% 36% Decrease Reduced Western Market Local Residential Real Estate Developer Portfolio to $348MM at 6/30/09 from $932MM at 12/31/07 $0 $500 $1,000 $1,500 $2,000 $2,500 30-Jun-08 30-Sep-08 31-Dec-08 30-Mar-09 30-Jun-09 Single Family Residential - Land Carry/Development

Net Loan Charge-offs by Office of Origination $ in millions Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets/National Developers includes properties located in FL, NV, LA, AL and CA. Commercial Real Estate Line of Business 12 11 14 22 20 Midwest $57 4 2 1 $39 3Q08 $73 1 0 3 $57 2Q08 $59 5 1 2 $37 4Q08 $74 1 2 2 $47 1Q09 $108 36 1 17 $34 2Q09 Florida Western TOTAL Other Markets/ National Developers Texas

Automotive Manufacturer Portfolio 6.0 Excluding GM lease 2Q09 1Q09 4Q08 3Q08 2Q08 $26.7 $4.4 $5.4 ($0.1) ($0.0) Net Charge-offs/(Recoveries)2 $1.3 $1.5 $1.8 $2.2 $2.7 Total Other Automotive $1.1 $1.2 $1.4 $1.7 $2.0 Domestic Ownership 0.2 0.3 0.4 0.5 0.7 Foreign Ownership 13.4 12/05 8.5 12/06 16.5 12/07 12.0 12/08 32.6 Nonaccrual Loans3 05/09 Outstandings1 1Period-end in $billions 2$millions 3Period-end in $millions Portfolio includes OEM (Original Equipment Manufacturer), Tier One and Tier Two suppliers with greater than 50% revenue associated with auto manufacturing Second Quarter Commentary: Auto exposure continues to decline No direct exposure to GM or Chrysler $21MM charge-off related to GM lease down 52% Primary suppliers = Revenues > 50% derived from: GM: $207MM outstanding as of 5/31/09, down from $228MM at 2/28/09 Chrysler: $47MM outstanding as of 5/31/09, down from $82MM at 2/28/09

Diversified National Dealer Services Geographic Dispersion Western 63% Midwest 17% Florida 9% Texas 5% Other 6% 2Q09 Average Loans Outstanding: $3.6 billion Franchise Distribution1 1 Franchise distribution based on June 30, 2009 period-end outstandings 2 “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Facts Top tier strategy Majority are Mega franchises (five or more dealers in group) About 5% of portfolio is to single dealers of Detroit 3 Virtually -0- losses or nonaccruals for many years Average loan outstandings down $1.6 billion or 30% from 2Q08 Detroit 3 nameplates down from 41% at 12/05 to 21% at 06/09 Toyota/ Lexus 20% Ford 10% GM 7% Chrysler 4% Mercedes 6% Nissan/ Infinity 5% Other 2 14% Other European 8% Other Asian 6% Honda/ Acura 20%

Shared National Credit Relationships Outstandings declined $1.2B from 12/31/08 Approx. 1,000 borrowers Industry diversification mirrors total loan book Majority of relationships include ancillary business Comerica is agent for approx. 14% of SNC portfolio Risk mitigation tool to reduce concentration risk Adhere to same credit underwriting standards as rest of loan book Credit challenges focused on Commercial Real Estate, primarily residential real estate related June 30, 2009: $10.7 billion Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. As of June 30, 2009 Global Corp Banking $3.9B 37% Nat'l Dealer Services $0.3B 3% Energy $1.4B 13% Other $0.7B 7% Middle Market $2.4B 22% Commercial Real Estate $2.0B 18%

Growing Core Deposits Total avg. core deposits1 of $33.1 billion, a 3.5% increase Avg. core noninterest-bearing deposits1 grew $1.0 billion or 10% Total avg. deposits increased in: All geographic markets All business segments, both commercial and consumer customers Average Noninterest-Bearing Deposits (Excludes Financial Services Division) $ in billions; 2Q09 vs 1Q09 1 Core deposits exclude Institutional CDs, Retail Brokered CDs, foreign office time deposits and Financial Services Division balances $4 $6 $8 $10 $12 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09

Gathering Deposits On the Job Banking Comerica provides retail banking services to employees of our business customers 5,900 participating companies 36,000 customers (employees) $112 million total DDA Balances Business Deposit Capture Customers scan and send checks directly to Comerica Increased customer base by 110% since 1/08 Realized a 73% increase in non-interest income since 1/08 As of June 30, 2009

Government Card Programs #2 prepaid card issuer1 in US Currently service: 26 state government benefit plus US Treasury Direct Programs Over 3.5 million cards issued under these programs 1Source: 2008 Nilson Report, a leading payment systems publication Quarterly Average Noninterest-Bearing Deposits ($millions) $0 $100 $200 $300 $400 $500 $600 1Q06 3Q06 1Q07 3Q07 1Q08 3Q08 1Q09 State Card Programs US Treasury Program

Texas: Growth Market Diversified Economy Unemployment 2% below national average1 GDP growth trends higher than the national average in recent history More headquarters of Fortune 500 than any other state New Banking Centers Opened 36 banking centers since January 2005 which contributed $391MM in new deposits Opened 1st LEED2 “green” banking center in Fort Worth Established Fort Worth regional headquarters Moved corporate headquarters in Fall 2007 Largest bank corporate headquarters in TX Community involvement Name recognition Talent attraction Increased TX workforce Deposit generation 17% increase since 6/07 Loan growth 15% increase since 6/07 Specialized Industries Heavy Equipment Energy Opening Doors 1Time Period = 2nd Quarter 2009 2LEED: Leadership in Energy and Environmental Design certified

Strong Capital Peer Source: SNL Financial *Non-GAAP Financial Measure: See Supplemental Financial Data for reconcilements of Comerica’s non-GAAP financial measures 2009 Second Quarter Tangible Common Equity Ratio* Peer Group Average: 5.85% 7.47% 7.60% 7.21% 7.27% 7.55% 5.85% 4.92% 4.74% 5.37% 5.38% 0% 2% 4% 6% 8% 2Q08 3Q08 4Q08 1Q09 2Q09 Peer Group Average Comerica 3.28% 4.43% 5.47% 5.66% 5.98% 6.59% 6.67% 6.70% 7.26% 7.55% 4.98% 7.35% 0% 2% 4% 6% 8% PNC MTB USB HBAN ZION BBT RF FITB STI MI KEY CMA

Comerica: Poised for the Future Consistent strategy Based on unique relationship banking model Traditional Commercial Banking Controlled expenses will contribute to positive operating leverage Focused on credit management Solid capital position Investing to accelerate growth and balance Banking center expansion in high growth markets New and enhanced products and services Main Street Bank

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Deliver Long-Term Shareholder Value Exporting our expertise to higher growth markets Continuing investments to achieve balance amongst our businesses Building and enhancing customer relationships Systematically managing risk Holding ourselves accountable

Financial Results $ in millions, except per share data 1 See Supplemental Financial Data slide for reconcilements of non-GAAP financial measures 7.47% 7.45% $423 $242 $170 2.91% $442 $0.37 $56 $- $56 2Q08 11.06% 11.58% Tier 1 capital ratio ($24) ($16) Net income (loss) to common stock $33 $34 Preferred stock dividends to U.S. Treasury $397 $429 Noninterest expenses 7.27% 7.55% Tangible common equity ratio1 $223 $298 Noninterest income $203 $312 Provision for loan losses 2.53% 2.73% Net interest margin $384 $402 Net interest income ($0.16) ($0.10) Diluted earnings (loss) per common share $9 $18 Net income 1Q09 2Q09

Second Quarter 2009 Results Analysis of 2Q09 compared to 1Q09 1 Excludes Financial Services Division 2 See Reconciliation of Non-GAAP Financial Measures Average earning assets decreased $2,230 million Average loans1 declined $1,912 million $340 million decrease in average investment securities Average core deposits1 increased $1,113 million Average noninterest-bearing deposits1 grew $1,037 million Net interest margin increased 20 basis points to 2.73% Loan spreads increased and higher-cost time deposits matured Credit quality reflected economic conditions, particularly related to residential real estate development Net credit-related charge-offs were $248 million, $108 million related to Commercial Real Estate Line of Business Provision for loan losses was $312 million Allowance for loan losses to total loans increased to 1.89% from 1.68% Expenses well controlled Annualized noninterest expenses (excluding the special FDIC assessment) are down nearly 10% as compared to full-year 2008 10% reduction in workforce from a year ago Strong capital ratios further enhanced Tangible common equity ratio2 of 7.55%

Net interest margin increased 20 basis points in 2Q09 to 2.73%, which reflected: + Loan spread improvement + Deposit rate reductions + Higher-cost time deposits matured + Noninterest-bearing deposit growth Net Interest Margin Average excess liquidity position in 2Q09 of approximately $1.8B: Resulted from strong deposit growth and the sale of investment securities while loan demand remained weak On deposit with Federal Reserve Bank Negative impact on margin was approximately 8 basis points 2Q09 vs 1Q09

Expense Management $423 $397 $429 Total Non-Interest Expenses 4 (5) 8 Deferred compensation plan costs 11 11 7 Share-based compensation $2 $15 $45 FDIC Deposit Insurance (FDIC) 5 16 14 Pension Expense $420 1 8 35 1 $151 2Q08 7 10 Other real estate (ORE) 5 (1) Severance $147 $142 Regular Salaries Other Expenses $375 $374 Total Non-Interest Expenses, excluding FDIC and ORE 4 4 Travel & Entertainment 13 15 Incentives (including commissions) 1Q09 2Q09 Operations Related Expenses $ in millions

Loans By Geographic Market 4.2 4.2 4.2 Other Markets 1.9 1.9 1.8 Florida 2.3 2.1 2.0 International $52.4 $49.6 $47.6 TOTAL 7.8 7.8 7.5 Texas 17.0 15.3 14.7 Western $19.2 $18.3 $17.4 Midwest 2Q08 1Q09 2Q09 Average loans in $billions; Geography based on office of origination Midwest includes: MI, OH, IL Western includes: CA, AZ, NV, CO, WA

Loans by Line of Business $52.4 $49.6 $47.6 TOTAL $4.5 $4.8 $4.8 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.5 4.8 4.8 Private Banking $6.4 $6.3 $6.1 SUBTOTAL – RETAIL BANK 2.1 2.1 2.1 Personal Banking 4.3 4.2 4.0 Small Business Banking $41.5 $38.5 $36.7 SUBTOTAL – BUSINESS BANK 6.4 6.1 5.8 Specialty Businesses1 5.2 4.1 3.6 National Dealer Services 6.3 6.6 6.4 Global Corporate Banking 6.7 6.4 6.2 Commercial Real Estate $16.9 $15.3 $14.7 Middle Market 2Q08 1Q09 2Q09 Average loans in $billions; 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing and Technology & Life Sciences

Second Quarter 2009 Average Loans Detail $4.2 $0.0 0.0 $0.1 0.1 -- $4.0 1.0 0.2 0.7 0.9 $1.2 Other Markets $1.8 $0.6 0.6 $-- -- -- $1.2 0.1 0.3 0.1 0.5 $0.2 Florida $47.6 $2.0 $7.5 $14.7 $17.4 TOTAL $4.8 $-- $0.5 $1.7 $2.0 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 4.8 -- 0.5 1.7 2.0 Private Banking $6.1 $-- $1.2 $1.1 $3.7 SUBTOTAL – RETAIL BANK 2.1 -- 0.2 0.1 1.7 Personal Banking 4.0 -- 1.0 1.0 2.0 Small Business Banking $36.7 $2.0 $5.9 $11.9 $11.7 SUBTOTAL – BUSINESS BANK 5.8 -- 2.0 1.7 1.0 Specialty Businesses1 3.6 -- 0.2 2.3 0.6 National Dealer Services 6.4 2.0 0.3 1.2 2.1 Global Corporate Banking 6.2 -- 1.5 2.2 1.1 Commercial Real Estate $14.7 $0.0 $1.9 $4.5 $6.9 Middle Market TOTAL International Texas Western Midwest $ in billions; geography based on office of origination. 1 Specialty Businesses includes: Financial Services Division, Entertainment, Energy, Leasing and Technology & Life Sciences

Credit Quality $74MM 0.66% $83MM 0.76% $140MM 1.35% Excluding CRE line of business $308MM $913MM $248MM 2.08% 2Q09 $133MM 1.04% $157MM 1.26% Net credit-related charge-offs1 to average total loans $190MM $808MM $202MM $853MM Provision for Credit Losses Allowance for Credit Losses 4Q08 1Q09 1 Includes net loan charge-offs and net charge-offs on lending-related commitments CRE: Commercial Real Estate Commercial Real Estate, particularly residential real estate development, continued to drive charge-offs and provision Continued to build reserves with provision for credit losses exceeding net credit related charge-offs by $60MM

Credit Quality 84% 83% 78% Allowance for loan losses to nonperforming loans 66% 64% 61% Carrying value of nonaccrual loans (% of contractual values) 1.89% 2.64% $1,230MM 1.34% $541MM 2Q09 1.94% $983MM 0.84% $366MM 2.20% $1,073MM 1.03% $434MM Nonperforming assets to total loans and foreclosed property Excluding CRE Line of Business 1.52% 1.68% Allowance for loan losses to total loans 4Q08 1Q09 CRE: Commercial Real Estate

Key Credit Differentiators Did not loosen credit standards at peak of cycle Conservative exposure thresholds Long tenured relationships 86% of portfolio is secured1 Personal guarantees are customary for bulk of portfolio Proactive problem resolution and restructuring Quarterly Credit Quality Reviews Portfolio migration closely monitored Established Special Handling Group as a precursor to Special Asset Group Tightened lending standards: Energy Technology and Life Sciences Home equity Curtailed exposure to certain industry segments: Automotive supplier Commercial and Residential Construction SBA Franchise lending Comerica followed its credit policies making enhancements to adapt to the changing economy 1At December 31, 2008

2009 YTD Net Charge-Offs as % of Average Total Loans Represents annualized 2009 YTD figures through June 30, 2009 Peer Source: SNL Financial 1CRE: Commercial Real Estate Net Charge-Offs Comparison Total Comerica: 1.67% Comerica Non-CRE1: 1.05% Peer Group Average: 2.24% 0.00% 1.00% 2.00% 3.00% 4.00% MTB PNC CMA BBT RF USB STI ZION FITB KEY HBAN MI

Real Estate Construction Loans Other CRE: 388 18 23 109 59 179 Land Development 1,144 83 164 175 113 609 Total Residential 91 25 5 34 25 2 Commercial 806 40 51 360 133 222 Retail 690 156 155 203 9 167 Multi-family 395 29 57 70 34 205 Multi-use 304 32 15 115 22 120 Office 25 9 - 7 - 9 Other $3,500 $377 $447 $981 $342 $1,353 TOTAL Residential: 3 $65 Other Markets 45 - 17 6 19 Land Development $756 $141 $66 $54 $430 Single Family TOTAL Florida Texas Michigan Western June 30, 2009 period-end $ in millions CRE: Commercial Real Estate Commercial Real Estate Line of Business by Location of Property

Commercial Mortgage Loans 285 12 13 9 70 181 Land Carry Other CRE: 333 39 60 49 68 117 Total Residential $52 $16 $6 $7 $3 $20 Single Family Residential: 66 40 - 8 11 7 Multi-use 149 12 - 6 31 100 Commercial 238 61 11 2 57 107 Retail 217 6 18 21 52 120 Office 420 34 97 99 69 121 Multi-family 20 18 - 1 1 - Other $222 23 Other Markets $1,728 $199 $195 $359 $753 TOTAL 281 54 42 65 97 Land Carry TOTAL Florida Texas Michigan Western Commercial Real Estate Line of Business by Location of Property June 30, 2009 period-end $ in millions CRE: Commercial Real Estate

 Smaller local developers 98 projects Reduced from $932MM at 12/31/07 88% watch list1 Nonaccrual loans of $194MM, a decrease from $239MM at 3/31/09 Western Market CRE June 30, 2009: $2.1 billion June 30, 2009 balances in $billions CRE: Commercial Real Estate / RRE: Residential Real Estate Based on location of booking office: includes CA, AZ, NV, CO, and WA 1 Watch list: generally consistent with regulatory defined special mention, substandard and doubtful loans Western Market Local Residential Real Estate Developer Portfolio: Commercial Real Estate Line of Business National RRE Developers $0.4B Western Local RRE $0.3B Other CRE Businesses $1.4B

National Dealer Services Exposure to dealers that are being closed is relatively small, as expected, given our top-tier strategy Chrysler closed 789 US dealers June 9, 20091 (335 closed in 20082): 11 are CMA customers $12MM in outstanding loans GM closing approx. 1,323 US dealers by Oct. 20103 (380 closed in 20082) 20 are CMA customers More than half are part of multiple franchise groups where GM represents less than 30% of group exposure $59MM in outstanding loans (84% floorplan) June 30, 2009 period-end outstandings 1 Source: Chrysler Restructuring website 2 Source: Automotive News 3 Source: General Motors presentation to the US House Oversight and Investigations Subcommittee dated 6/10/09

Consumer Loan Portfolio 9% of total outstandings No sub-prime mortgage programs Self-originated & relationship oriented Net loan charge-offs of $14MM 2Q09: $4.4 billion 2Q09 averages in $billions 1 Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. 2 The “other” category includes automobile, personal watercraft, student and recreational vehicle loans. Residential Mortgages 1 $1.8B 41% Consumer Loans-Home Equity $1.8B 41% Consumer loans- Other 2 $0.8B 18%

Home Equity Portfolio 82% home equity lines and 18% home equity loans1 Avg. FICO score of 751 at origination1 85% have CLTV < 80%1 Average loan vintage is 4.1 years1 30 & 90 day delinquency rates are relatively stable Geographic Breakdown 2Q09 averages in $billions Geography based on office of origination 1Data on loans booked through our Consumer Loan Center which encompasses about 87% of our Home Equity Lines and Loans 2Q09: $1.8 billion Midwest 65% Texas 9% Western 23% Florida 2% Other Markets 1%

Core Deposits By Geographic Market 1.4 1.4 1.6 Other Markets 0.3 0.2 0.3 Florida 0.8 0.7 0.8 International $32.1 $31.9 $33.2 TOTAL 3.9 4.1 4.4 Texas 9.7 8.9 9.0 Western $16.0 $16.6 $17.1 Midwest 2Q08 1Q09 2Q09 Average deposits in $billions; Geography based on office of origination Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA Excludes FSD, Foreign Office Time Deposits and Finance/Other with Inst. & Retail Brokered CDs: 2Q09-$7.6B;1Q09-$8.8B; 2Q08-$11.7B

Line of Business Deposits $43.8 $40.9 8.9 $2.5 2.5 $17.0 13.1 3.9 $15.4 $12.5 6.6 3.7 0.1 3.7 0.7 $4.3 2Q08 7.0 5.7 Finance/Other2 $40.8 $38.9 $40.8 $38.9 TOTAL > EXCLUDING FSD $2.4 $2.6 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.4 2.6 Private Banking $17.4 $17.7 SUBTOTAL – RETAIL BANK 13.7 13.9 Personal Banking 3.7 3.8 Small Business Banking $14.0 $12.1 $14.8 $12.9 SUBTOTAL – BUSINESS BANK >Excluding FSD 4.9 3.0 5.1 3.2 Specialty Businesses1 > Excluding FSD 0.1 0.1 National Dealer Services 4.4 4.9 Global Corporate Banking 0.6 0.6 Commercial Real Estate $4.0 $4.1 Middle Market 1Q09 2Q09 Average deposits in $billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Inst. and Retail Brokered CD’s: 2Q09 - $5.1B; 1Q09 - $6.3B; 2Q08 - $7.7B

Second Quarter 2009 Average Deposits Detail $1.6 -- $0.1 0.1 $0.0 0.0 -- $1.5 0.7 -- 0.6 0.1 $0.1 Other Markets $0.8 -- $-- -- $-- -- -- $0.8 -- -- 0.8 -- $-- International 5.7 -- -- -- 5.7 Finance/Other2 $40.8 $0.3 $4.5 $10.7 $22.9 TOTAL $2.6 $0.2 $0.2 $1.4 $0.7 SUBTOTAL – WEALTH & INSTITUTIONAL MANAGEMENT 2.6 0.2 0.2 1.4 0.7 Private Banking $17.7 $-- $2.8 $2.1 $12.8 SUBTOTAL – RETAIL BANK 13.9 -- 1.8 1.1 11.0 Personal Banking 3.8 -- 1.0 1.0 1.8 Small Business Banking $14.8 $0.1 $1.5 $7.2 $3.7 SUBTOTAL – BUSINESS BANK 5.1 0.1 0.5 3.8 0.0 Specialty Businesses1 0.1 0.0 0.0 0.0 0.1 National Dealer Services 4.9 0.0 0.6 0.4 2.5 Global Corporate Banking 0.6 0.0 0.1 0.2 0.2 Commercial Real Estate $4.1 $0.0 $0.3 $2.8 $0.9 Middle Market TOTAL Florida Texas Western Midwest $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.1B in Inst. and Retail Brokered CD’s; included in Finance Division segment

Financial Services Division Data 1.81% 0.61% 0.70% FSD Interest-bearing Deposits 1.42% 1.97% 1.71% FSD Loans (Primarily Low-rate) Average Rates $2 ($1) $1 Customer Services Noninterest Expenses $0.5 $0.2 $0.2 Total Loans $2.8 $1.9 $1.9 Total Deposits 1.0 0.6 0.5 Interest-bearing $1.8 $1.3 $1.4 Noninterest-bearing Average Balance Sheet 2Q08 1Q09 2Q09 Balance Sheet data in $billions; Noninterest Expense data in $millions

December 2003 360 Banking Centers June 2009 441 Banking Centers Banking Center Network MI 233 TX 87 CA 98 FL 10 AZ 13 MI 260 TX 51 CA 42 FL 6 AZ 1

10 0 0 4 4 2 Planned 2009 30 2 0 12 3 13 2007 28 0 1 9 4 14 2008 12/31/09 Planned Network 2006 2005 Location of New Banking Centers 446 232 10 90 16 98 18 1 0 7 2 8 2 Arizona 25 Total 1 Michigan 3 Florida 7 Texas 12 California Banking Center Network Slowed banking center expansion in light of current environment New Banking Centers contributed $2.3 billion in new deposits as of June 2009

Multiple Funding Sources Good core deposit growth momentum $3.5 billion in funds on deposit at Federal Reserve Institutional & Retail Brokered CDs Repo market Federal Home Loan Bank of Dallas $8 billion outstanding Multi-billion dollar funding capacity $6.5 billion Mortgage-Backed Agency Securities portfolio (net unrealized pre-tax gain $142MM) 2Q09 Period-end balances; Pie chart based on 2Q09 average balances In addition to the funding sources above, Comerica maintains untapped capacity to borrow at the discount window as well as over $5 billion in untapped capacity for issuance under the Temporary Liquidity Guarantee Program Noninterest-Bearing Deposits 20% Interest-Bearing Deposits 37% Equity 11% Medium- and Long-Term Debt 22% Short-Term Debt 10%

Investment Securities Portfolio Consists primarily of AAA mortgage-backed Freddie Mac and Fannie Mae government agency securities Goal: portfolio size of approx. 10% of average assets Proactively reduced portfolio with view that rates will rise over time $6.5 billion balance at 6/30/09 Realized gains of $109MM on sale of $2.3 billion in 2Q09 Net unrealized pre-tax gain $142MM as of 6/30/09 Average life of 2.9 years Repurchased customers’ Auction Rate Securities in 4Q08 Cumulative redemptions of $244MM (2Q09 $64MM) Cumulative gains on redemptions of $12MM (2Q09 $3MM) *Period End Mortgage Backed Securities of $6.5 billion and Auction Rate Securities of $1.0 billion $3,500 $4,500 $5,500 $6,500 $7,500 $8,500 $9,500 $10,500 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 2Q09 PE* 6.5% 8.5% 10.5% 12.5% 14.5% Average Auction Rate Securities Average Investment Securities Available-for-Sale Average Investment Securities Available-for-Sale as % of Average Assets

A- BBB+ Baa3 Regions Financial BBB BB+ Baa2 Huntington BBB BBB- B2 Zions Bancorporation BBB+ BBB- A3 Marshall & Ilsley Baa1 Baa1 Baa1 A3 A3 A2 A1 Aa3 Moody’s A+ A PNC A- A- M&T Bank A A- Comerica AA- A BB&T A- BBB Fifth Third A- BBB+ SunTrust A- BBB+ KeyCorp AA- Fitch S&P Senior Unsecured/Long-Term Issuer Rating A+ US Bancorp Holding Company Debt Ratings As of 7/1/09 Source: SNL Financial

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08
Total Regulatory Capital	$10,724	$10,773	$10,774	$8,520	$8,486
Tier 1 capital[1]	$7,774	$7,760	$7,805	$5,576	$5,635
Less: Fixed rate cumulative perpetual preferred stock	2,140	2,134	2,129	-	-
Less: Trust preferred securities	495	495	495	495	495
Tier 1 common capital	5,139	5,131	5,181	5,081	5,140
Risk-weighted assets[1]	67,202	70,135	73,207	76,156	75,677
Tier 1 common capital ratio	***7.66%***	***7.32%***	***7.08%***	***6.67%***	***6.79%***
Total shareholders' equity	$7,093	$7,183	$7,152	$5,100	$5,082
Less: Fixed rate cumulative perpetual preferred stock	2,140	2,134	2,129	-	-
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	10	11	12	12	12
Tangible common equity	$4,793	$4,888	$4,861	$4,938	$4,920
Total assets	$63,630	$67,370	$67,548	$65,153	$66,003
Less: Goodwill	150	150	150	150	150
Less: Other intangible assets	10	11	12	12	12
Tangible assets	$63,470	$67,209	$67,386	$64,991	$65,841
Tangible common equity ratio	***7.55%***	***7.27%***	***7.21%***	***7.60%***	***7.47%***

57

The Corporation believes these measurements are meaningful measures of capital adequacy and used by investors, regulators, and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1] Tier 1 capital and risk-weighted assets as defined by regulation

Contact Us Darlene Persons Director of Investor Relations dppersons@comerica.com 214-462-6831 Walter Galloway Assistant Vice President wtgalloway@comerica.com 214-462-6834